Offerings - Offering: 1	Jan. 15, 2026 USD ($) shares $ / shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	1,500,000
Proposed Maximum Offering Price per Unit | $ / shares	1,000
Maximum Aggregate Offering Price	$ 1,500,000,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 207,150
Offering Note	Fee per Rule 457(r)